UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 18, 2010

EDCI Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34015	26-2694280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 East 44th Street, New York, New York		10017
(Address of principal executive offices)		(Zip Code)

(646) 401-0084
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On August 23, 2010, EDCI Holdings, Inc. (“EDCI”) issued a press release announcing updated information with regard to the previously disclosed interim injunction proceedings related to Universal International Music B.V. (“UIM”), EDC’s largest customer. Further information regarding this matter is set forth in the press release furnished as Exhibit 99.1, which is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibit is being furnished with this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press Release dated August 23, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDCI Holdings, Inc.
Date: August 24, 2010

	By:	/s/ Matthew K. Behrent
Printed Name: Matthew K. Behrent
Title: Executive Vice President, Corporate Development